Exhibit 99.1

Unaudited Pro Forma Condensed Consolidated Financial Information

Effective as of March 29, 2024, Shenandoah Mobile, LLC, a wholly-owned subsidiary of Shenandoah Telecommunications Company (the “Company”), completed the previously announced sale of substantially all of the Company’s tower portfolio and operations (“Tower Portfolio”) to Vertical Bridge Holdco, LLC for $309.9 million in cash (the “Transaction”). The Transaction was completed pursuant to the terms of Purchase and Sale Agreement, dated February 29, 2024, as amended by Amendment No. 1 to the Purchase and Sale Agreement, dated March 29, 2024.

The sale of the Tower Portfolio is considered a significant disposition for purposes of Item 2.01 of Form 8-K. As a result, the Company prepared the accompanying unaudited pro forma condensed consolidated financial information in accordance with Article 11 of Regulation S-X.

The Company has not previously reported its operations of the Tower Portfolio as discontinued operations in its consolidated financial statements included in Form 10-K for the year ended December 31, 2023. The accompanying unaudited pro forma condensed consolidated statements of comprehensive income (loss) for the years ended December 31, 2023, 2022 and 2021 give effect to the divestiture as if it had occurred on January 1, 2021. The unaudited pro forma condensed consolidated financial information only present financial results through continuing operations attributable to the Company and excludes any historically reported discontinued operations other than those of the Tower Portfolio. The accompanying unaudited pro forma condensed consolidated balance sheet gives effect to this divestiture as if it had occurred on December 31, 2023, the date of the Company’s most recently filed balance sheet.

The unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2023, filed with the SEC on February 21, 2024.

The unaudited pro forma condensed consolidated financial information is presented based on assumptions, adjustments, and currently available information described in the accompanying notes and is intended for informational purposes only. The unaudited pro forma condensed consolidated financial information is not necessarily indicative of what the Company’s results of operations or financial condition would have been had the divestiture been completed on the dates assumed. In addition, it is not necessarily indicative of the Company’s future results of operations or financial condition. Actual adjustments may differ materially from the information presented.

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Balance Sheet
December 31, 2023
(in thousands)
	Historical	Transaction Accounting Adjustments		Unaudited Pro Forma Continuing Operations
ASSETS
Current assets:
Cash and cash equivalents	$139,255	$305,033	a	$444,288
Accounts receivable, net	19,782	—		19,782
Income taxes receivable	4,691	—		4,691
Prepaid expenses and other	11,782	—		11,782
Current assets held for sale	561	—		561
Total current assets	176,071	305,033		481,104

Investments	13,198	—		13,198
Property, plant and equipment, net	879,499	(29,162)	b	850,337
Goodwill and intangible assets, net	81,123	—		81,123
Operating lease right-of-use assets	50,640	(36,237)	b	14,403
Deferred charges and other assets	13,698	(2,137)	b	11,561
Total assets	$1,214,229	$237,497		$1,451,726

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt, net of unamortized loan fees	$7,095	$—		$7,095
Accounts payable	53,546	—		53,546
Advanced billings and customer deposits	13,241	(847)	b	12,394
Accrued compensation	11,749	—		11,749
Current operating lease liabilities	3,081	(878)	b	2,203
Accrued liabilities and other	9,643	(1,816)	b	7,827
Total current liabilities	98,355	(3,541)		94,814

Long-term debt, less current maturities, net of unamortized loan fees	292,804	—		292,804
Other long-term liabilities:
Deferred income taxes	88,147	(2,087)	b	86,060
Asset retirement obligations	10,069	(9,516)	b	553
Benefit plan obligations	3,943	—		3,943
Non-current operating lease liabilities	48,358	(39,534)	b	8,824
Other liabilities	19,883	(3,550)	b	16,333
Total other long-term liabilities	170,400	(54,687)		115,713

Shareholders' equity:
Common stock	—	—		—
Additional paid-in capital	66,933	—		66,933
Retained earnings	584,069	295,725	a,b	879,794
Accumulated other comprehensive income	1,668	—		1,668
Total shareholders' equity	652,670	295,725		948,395
Total liabilities and shareholders' equity	$1,214,229	$237,497		$1,451,726

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)
Year Ended December 31, 2023
(in thousands)
	Historical	Transaction Accounting Adjustments (c)	Unaudited Pro Forma Continuing Operations

Service revenue and other	$287,379	$(18,247)	$269,132

Operating Expenses:
Cost of services exclusive of depreciation and amortization	106,101	(5,251)	100,850
Selling, general and administrative	103,631	(1,412)	102,219
Impairment expense	2,552	—	2,552
Depreciation and amortization	65,471	(2,103)	63,368
Total operating expenses	277,755	(8,766)	268,989
Operating income (loss)	9,624	(9,481)	143
Other income:
Other income, net	1,387	—	1,387
Income (loss) from continuing operations before income taxes	11,011	(9,481)	1,530
Income tax expense (benefit)	2,973	(2,479)	494
Income (loss) from continuing operations	$8,038	$(7,002)	$1,036

Basic - Income (loss) from continuing operations	$0.16	$(0.14)	$0.02

Diluted - Income (loss) from continuing operations	$0.16	$(0.14)	$0.02

Weighted average shares outstanding, basic	50,396	—	50,396
Weighted average shares outstanding, diluted	50,715	—	50,715

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)
Year Ended December 31, 2022
(in thousands)
	Historical	Transaction Accounting Adjustments (c)	Unaudited Pro Forma Continuing Operations

Service revenue and other	$267,371	$(18,460)	$248,911

Operating Expenses:
Cost of services exclusive of depreciation and amortization	107,546	(5,267)	102,279
Selling, general and administrative	92,392	(1,279)	91,113
Restructuring expense	1,251	—	1,251
Impairment expense	5,241	—	5,241
Depreciation and amortization	68,899	(2,416)	66,483
Total operating expenses	275,329	(8,962)	266,367
Operating loss	(7,958)	(9,498)	(17,456)
Other expense:
Other expense, net	(1,348)	—	(1,348)
Loss from continuing operations before income taxes	(9,306)	(9,498)	(18,804)
Income tax benefit	(927)	(2,499)	(3,426)
Loss from continuing operations	$(8,379)	$(6,999)	$(15,378)

Basic - Loss from continuing operations	$(0.17)	$(0.14)	$(0.31)

Diluted - Loss from continuing operations	$(0.17)	$(0.14)	$(0.31)

Weighted average shares outstanding, basic	50,155	—	50,155
Weighted average shares outstanding, diluted	50,155	—	50,155

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES
Unaudited Pro Forma Condensed Consolidated Statement of Comprehensive Income (Loss)
Year Ended December 31, 2021
(in thousands)
	Historical	Transaction Accounting Adjustments (c)	Unaudited Pro Forma Continuing Operations

Service revenue and other	$245,239	$(17,048)	$228,191

Operating Expenses:
Cost of services exclusive of depreciation and amortization	102,299	(5,005)	97,294
Selling, general and administrative	82,451	(1,197)	81,254
Restructuring expense	1,727	—	1,727
Impairment expense	5,986	—	5,986
Depreciation and amortization	55,206	(2,053)	53,153
Total operating expenses	247,669	(8,255)	239,414
Operating loss	(2,430)	(8,793)	(11,223)
Other income:
Other income, net	8,665	—	8,665
Income (loss) from continuing operations before income taxes	6,235	(8,793)	(2,558)
Income tax benefit	(1,694)	(2,175)	(3,869)
Income (loss) from continuing operations	$7,929	$(6,618)	$1,311

Basic - Income (loss) from continuing operations	$0.16	$(0.13)	$0.03

Diluted - Income (loss) from continuing operations	$0.16	$(0.13)	$0.03

Weighted average shares outstanding, basic	50,026	—	50,026
Weighted average shares outstanding, diluted	50,149	—	50,149

SHENANDOAH TELECOMMUNICATIONS COMPANY AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

a.	Adjustment represents the net cash proceeds from the sale of the Tower Portfolio as if the closing date was December 31, 2023.

b.	Adjustment reflects the elimination of the assets and liabilities of the Tower Portfolio due to the Transaction.

c.	Adjustments include the removal of historical operations of the Tower Portfolio and the addition of intercompany revenue and cost of services from continuing operations of the Company previously eliminated in consolidation.